EXHIBIT 10.2

AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED BASE INDENTURE

THIS AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED BASE INDENTURE, dated as of October 7, 2026 (this “Amendment”), is entered into by and among (i) WENDY’S FUNDING, LLC, a Delaware limited liability company, as the master issuer (the “Master Issuer”), and (ii) CITIBANK, N.A., a national banking association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”) and as the securities intermediary under the Indenture referred to below. Capitalized terms used and not defined herein shall have the meanings set forth or incorporated by reference in the Indenture.

RECITALS

WHEREAS, the Master Issuer and the Trustee have entered into the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as the same may be further amended, supplemented or otherwise modified from time to time prior to the date hereof and exclusive of the Series Supplements thereto, the “Existing Base Indenture”; and the Existing Base Indenture, as amended and supplemented by this Amendment, the “Base Indenture”, and the Base Indenture, together with each Series Supplement entered into on or prior to the date hereof and any additional Series Supplements thereto entered into from time to time, the “Indenture”).

WHEREAS, Section 13.1(a)(ii) of the Existing Base Indenture provides that the Master Issuer and the Trustee, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party, may at any time, and from time to time, amend the Base Indenture to add covenants of the Securitization Entities for the benefit of any Noteholders or any other Secured Parties.

WHEREAS, the Master Issuer desires to amend the Existing Base Indenture to add a covenant of the Master Issuer for the benefit of the Senior Noteholders, as set forth herein.

WHEREAS, the Master Issuer has duly authorized the execution and delivery of this Amendment.

WHEREAS, the Servicer (not in its capacity as Control Party) and the Back-Up Manager will consent to this Amendment, as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.Amendments to the Existing Base Indenture.

(a)Definition of Senior Notes Interest Reserve Amount. The definition of “Senior Notes Interest Reserve Amount” set forth in Annex A of the Existing Base Indenture is hereby amended by inserting the double-underlined text as follows:

“Senior Notes Interest Reserve Amount” means:

(a)Prior to the 2022 Springing Amendments Implementation Date, with respect to any Quarterly Payment Date (and any Weekly Allocation Date related thereto), an amount equal to the Senior Notes Quarterly Interest Amount due on the next Quarterly Payment Date (assuming that amounts available under each Variable Funding Note Purchase Agreement at such time (after giving effect to any commitment reductions on such date) are fully drawn)); and

(b)On and after the 2022 Springing Amendments Implementation Date, with respect to any Quarterly Payment Date (and any Weekly Allocation Date related thereto and any drawing date in respect of any Class A-1 Notes), the Senior Notes Quarterly Interest Amount and the Class A-1 Quarterly Commitment Fee Amount due on such Quarterly Payment Date with the interest and Class A-1 Quarterly Commitment Fee Amounts payable with respect to the Class A-1 Notes on such Quarterly Payment Date being based on the good faith utilization estimate of the Manager as set forth in the applicable Weekly Manager’s Certificate, which amount shall increase or decrease in accordance with any increase or reduction in the Outstanding Principal Amount of the Senior Notes or in accordance with the Manager’s good faith utilization estimate with respect to the Class A-1 Notes as set forth in the applicable Weekly Manager’s Certificate, it being understood that the Senior Notes Interest Reserve Amount may be funded in whole or in part with the proceeds of an advance under the Class A-1 Notes; provided, that, at all times, the Senior Notes Interest Reserve Amount shall not be lower than $30,568,414.56 (such amount, the “Minimum Senior Interest Reserve Amount”), except that the Master Issuer may reduce the Minimum Senior Interest Reserve Amount to an amount not lower than the amount calculated in accordance with clause (a) or (b) above, as applicable, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party if (i) S&P is no longer rating any Senior Notes or (ii) a Rating Agency Confirmation from S&P is obtained; provided further, in connection with any such reduction, the Master Issuer shall deliver to the Trustee (x) written notice of such reduction specifying the reduced Minimum Senior Interest Reserve Amount and the effective date of such reduction, together with (y) an Officer's Certificate certifying that the conditions set forth in clause (i) or (ii) above, as applicable, have been satisfied. Promptly following receipt of such notice, the Trustee shall post a copy of such notice on its website maintained for the benefit of the Noteholders in accordance with the Base Indenture.

(b)Definition of Minimum Senior Interest Reserve Amount. A new definition of “Minimum Senior Interest Reserve Amount” is hereby added to Annex A of the Existing Base Indenture, as follows:

“Minimum Senior Interest Reserve Amount” has the meaning set forth in the definition of “Senior Notes Interest Reserve Amount.”

(c)Section 5.17 of the Existing Base Indenture. The third paragraph of Section 5.17 of the Existing Base Indenture is hereby amended by inserting the double-underlined text as follows:

Upon the occurrence and continuance of an Interest Reserve Release Event, at the election of the Manager the resulting excess funds on deposit in the Senior Notes Interest Reserve Account or Senior Subordinated Interest Reserve Account, as applicable, shall be withdrawn and released to the Collection Account as Collections in accordance with Section 5.10(g)(v) and/or the excess amount of the related Interest Reserve Letter of Credit may be reduced by delivering a replacement or amended Interest Reserve Letter of Credit to the Control Party reflecting such reduced amount. If the existing Interest Reserve Letter of Credit is amended, the Trustee and the Control Party shall be entitled to execute or acknowledge such amendment based solely on the written confirmation from the Manager as to the amount reflected in such amendment being at least equal difference between the Senior Notes Interest Reserve Amount or Senior Subordinated Notes Interest Reserve Amount, as applicable, and the amount on deposit in the Senior Notes Interest Reserve Account or Senior Subordinated Notes Interest Reserve Account, as applicable, and without the consent of any Noteholder, the Trustee, the Controlling Class Representative or any other Secured Party. If a replacement Interest Reserve Letter of Credit is provided, the Control Party shall (without the consent of any Noteholder, the Trustee, the Controlling Class Representative or any other Secured Party) deliver to the L/C Provider the replaced Interest Reserve Letter of Credit for termination simultaneously with the receipt by the Control Party of such replacement Interest Reserve Letter of Credit, in each case to the extent that after the Control Party’s receipt thereof, no Senior Notes Interest Reserve Account Deficiency Amount or Senior Subordinated Notes Interest Reserve Account Deficiency Amount, as applicable, will exist for the immediately following Weekly Allocation Date. Notwithstanding the foregoing, the Manager shall not request, and the Master Issuer shall not permit, the release of any funds from the Senior Notes Interest Reserve Account or the reduction of any Interest Reserve Letter of Credit that has been issued for the benefit of the Trustee and the

Control Party on behalf of the Senior Noteholders if such release or reduction, as applicable, would result in the sum of the balance of the funds on deposit in the Senior Notes Interest Reserve Account and the aggregate of the face amounts of any Interest Reserve Letters of Credit issued for the benefit of the Trustee and the Control Party on behalf of the Senior Noteholders being less than the Minimum Senior Interest Reserve Amount.

2.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Existing Base Indenture shall remain in full force and effect and each reference to the “Base Indenture” and words of similar import in the Base Indenture, as amended hereby, shall be a reference to the Existing Base Indenture as amended hereby and as the same may be further amended, supplemented or otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Existing Base Indenture other than as set forth herein. This Amendment may not be amended, supplemented or otherwise modified except in accordance with the terms of the Base Indenture. This Amendment constitutes a Supplement pursuant to Section 13.3 of the Base Indenture. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

3.Condition of Effectiveness. The amendments referenced in Section 1 of this Amendment shall be effective upon (i) the execution and delivery of this instrument by the parties hereto, (ii) the consent of the Trustee, the Back-Up Manager (provided that, such consent of the Back-Up Manager shall be subject to the language immediately preceding their signature attached hereto) and the Servicer (not in its capacity as Control Party) to this Amendment, (iii) the delivery of the Opinion of Counsel described in Section 13.3 and Section 14.3 of the Existing Base Indenture and (iv) the delivery of the Officer’s Certificate described in Section 14.3 of the Existing Base Indenture.

4.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

5.Counterparts. The parties to this Amendment may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law.

6.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby.

7.Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Master Issuer, or the validity or sufficiency of this Amendment and the Trustee shall not be accountable or responsible for the adoption of the terms and provisions of the Amendment nor their conformance with the terms of the Related Documents. In entering into this Amendment, the Trustee shall have all of the rights, powers, duties and obligations of the Trustee under the Base Indenture and any other Related Document to which the Trustee is party and, for the avoidance of doubt, shall be entitled to the benefit of every provision thereunder relating to the conduct of or affecting the liability of or affording protection to the Trustee.

8.Representations and Warranties. Each party hereto represents and warrants to each other party hereto that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed by its respective duly authorized officer as of the day and year first written above.

WENDY’S FUNDING, LLC,
as the Master Issuer

By:    /s/ Steven W. Cirulis
Name: Steven W. Cirulis
Title: Chief Financial Officer and
    Chief Strategy Officer, Treasurer

CITIBANK, N.A., not in its individual capacity, but solely as Trustee

By: /s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Officer

CONSENT OF THE SERVICER:

Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Servicer (but not in its capacity as Control Party), hereby consents to the execution and delivery by the Master Issuer and the Trustee of this Amendment (but for the avoidance of doubt, will be deemed not to consent to any provisions of this Amendment (including any provisions in the Indenture) to which it is not required to consent under the Base Indenture or Indenture). The Servicer’s consent is granted solely to the extent that the amendment of the Indenture pursuant to this Amendment materially increases the Servicer’s obligations or liabilities, or materially decreases the Servicer’s rights or remedies under the Servicing Agreement, the Indenture or any other Related Document, and in each such case, only for such limited purpose.

The Servicer makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Master Issuer, or the validity or sufficiency of this Amendment and the Servicer shall not be accountable or responsible for the adoption of the terms and provisions of the Amendment nor their conformance with the terms of the Related Documents. In consenting to this Amendment, the Servicer shall have all of the rights, powers, duties and obligations of the Servicer under the Servicing Agreement and any other Related Document to which the Servicer is party and, for the avoidance of doubt, shall be entitled to the benefit of every provision thereunder relating to the conduct of or affecting the liability of or affording protection to the Servicer.

MIDLAND LOAN SERVICES,
a division of PNC Bank, National Association,
as Servicer
By: /s/ David Bornheimer
Name: David Bornheimer
Title:

CONSENT OF THE BACK-UP MANAGER:

FTI Consulting, Inc., a Maryland corporation, in its capacity as Back-Up Manager, hereby consents to the execution and delivery by the Master Issuer and the Trustee of this Amendment (but for the avoidance of doubt, will be deemed not to consent to any provisions of this Amendment (including any provisions in the Indenture) to which it is not required to consent under the Base Indenture or Indenture). The Back-Up Manager’s consent is granted solely to the extent that the amendment of the Indenture pursuant to this Amendment materially increases the Back-Up Manager’s obligations or liabilities, or materially decreases the Back-Up Manager’s rights or remedies under the Back-Up Management Agreement, the Indenture or any other Related Document, and in each such case, only for such limited purpose.

The Back-Up Manager makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Master Issuer, or the validity or sufficiency of this Amendment and the Back-Up Manager shall not be accountable or responsible for the adoption of the terms and provisions of the Amendment nor their conformance with the terms of the Related Documents. In consenting to this Amendment, the Back-Up Manager shall have all of the rights, powers, duties and obligations of the Back-Up Manager under the Back-Up Management Agreement and any other Related Document to which the Back-Up Manager is party and, for the avoidance of doubt, shall be entitled to the benefit of every provision thereunder relating to the conduct of or affecting the liability of or affording protection to the Back-Up Manager.

FTI CONSULTING, INC.,
as Back-Up Manager
By: /s/ Ed Tedeschi
Name: Ed Tedeschi
Title: Senior Managing Director
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